UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2025

Exzeo Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-42937	85-2578837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Century Park Drive

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 776-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	XZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition

The information contained below under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 incorporated therein by reference, is incorporated into this Item 2.02. Such information is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2025, HCI Group, Inc. (“HCI”), the controlling shareholder of Exzeo Group, Inc. (“Exzeo”), filed with the Securities and Exchange Commission (the “Commission”) its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Q3 10-Q”). Note 15 “Segment Information” in the notes to HCI’s Consolidated Financial Statements (unaudited) for the quarter ended September 30, 2025, set forth in the Q3 10-Q includes select financial information of Exzeo for the three and nine months ended September 30, 2025 and 2024, which information is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such Exzeo financial information was prepared in accordance with an insurance company presentation format for HCI’s reporting purposes. Exzeo has not yet released its financial statements for the three and nine months ended September 30, 2025 and 2024, and will do so in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which it intends to file with the Commission within 45 days following the effective date of its Registration Statement on Form S-1, as required by applicable rules and regulations of the Commission.

The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate, among other things, to expectations regarding the timing of filing Exzeo’s reports pursuant to the Exchange Act. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” “confident,” “prospects” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the company’s filings with the Securities and Exchange Commission. Should any risks or uncertainties develop into actual events, these developments could have material adverse effects on the company’s business, financial condition and results of operations. Exzeo disclaims all obligations to update any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Select Financial Information of Exzeo for the three and nine months ended September 30, 2025 and 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 7, 2025.

EXZEO GROUP, INC.

By:	/s/ Brook Baker
Name: Brook Baker Title: General Counsel